SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 20, 2004

                             CUISINE SOLUTIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                       0-12800               52-0948383
(STATE OR OTHER JURISDICTION OF       (COMMISSION          (I.R.S. EMPLOYER
INCORPORATION OR   ORGANIZATION)      FILE NUMBER)         INCORPORATION NO.)



             85 SOUTH BRAGG STREET, SUITE 600, ALEXANDRIA, VA 22312
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (703) 270-2900

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
     ______________________________________________________________________

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On January 20, 2004, the Company issued a press release, a copy of which is filed as an Exhibit hereto and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  Exhibit  No.          Description
                 _____________          ______________________

                     99.1               Press Release dated January 20, 2004


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CUISINE SOLUTIONS, INC


  Date:  January 20, 2004                     By: /s/ Tristan Kuo
                                              Treasurer and Secretary

                                  EXHIBIT INDEX



Exhibit
  No.    Description
_______  ____________

 99.1    Press Release dated January 20, 2004